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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 10, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                                 1111 LOUISIANA
                              HOUSTON, TEXAS 77002
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------
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ITEM 5.  OTHER EVENTS.

RATING AGENCY ACTION

         On December 10, 2003, Fitch, Inc. affirmed its outstanding credit ratings on CenterPoint Energy, Inc. ("CenterPoint Energy"), CenterPoint Energy Houston Electric, LLC and CenterPoint Energy Resources Corporation. In addition, the rating outlook for all three companies was revised to negative from stable. Fitch stated that this outlook revision reflects a higher degree of uncertainty over CenterPoint Energy's ability to monetize its interest in Texas Genco Holdings, Inc.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CENTERPOINT ENERGY, INC.


Date:  December 10, 2003                    By: /s/ James S. Brian
                                               --------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer